SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report (Date of Earliest event reported)   May 15, 1997



                         ADINA , INC.
     (Exact Name of Registrant as Specified in its Charter)




 Delaware                     33-19435         75-2233445
(State  of                   (Commission         (IRS Employer
Incorporation)               File Number)       Identification No.)




              17770 Preston Road,    Dallas, Texas 75252
             (Address  of  Principal  Executive Offices)



Registrant's telephone number, including area code: (972)733-3005

ITEM 2.   Acquisition or Disposition of Assets

      On May 15, 1997 Registrant accepted the subscription for 42,450,000 restricted common shares of Adina, Inc. by Daniel Wettreich, President and Director in exchange for 6,029,921 restricted common shares of Alexander Mark Investments (USA), Inc. ("AMI"). AMI owns 57% of the outstanding shares of Meteor Technology plc ("Meteor"). Meteor has two active subsidiaries DigiPhone International Ltd. and Meteor Payphones Ltd. AMI now owns 56.6% of Registrant and therefore has control.

ITEM 7.   Exhibits

     (10) Material Contracts
                  a)   Subscription  Agreement   between   Daniel
           Wettreich and Adina, Inc.

            (28)     *a)  Financial Statements in accordance with
            Regulation S-X.

                         *b)    The   Pro  Forma  Statements   in
            accordance with Regulation S-X.


                           SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     ADINA, INC.




                        By:/s/ Robert Gregory
                         Robert Gregory
                         Director

Dated:  May 29, 1997

*Exhibits to be filed within sixty days of this filing.


                             EXHIBIT

Subscription   Agreement  by  Adina,  Inc.  for  Alexander   Mark
Investments (USA), Inc. common shares.